                                                                   Exhibit 10.01


                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") effective as of May 31, 1999 (the "EFFECTIVE DATE"), is entered into among MONRO MUFFLER BRAKE, INC., a New York corporation (the "BORROWER"), THE CHASE MANHATTAN BANK, a New York banking corporation (the "AGENT", and together with the other banks listed as "LENDERS" on the signature pages hereof, collectively the "LENDERS"; individually, a "LENDER").

         WHEREAS, the Borrower, the Agent and The Chase Manhattan Bank; Fleet Bank; Manufacturers and Traders Trust Company; KeyBank, NA; HSBC Bank USA f/k/a Marine Midland Bank; State Street Bank & Trust Co.; National City Bank and USTrust, as Lenders previously entered into that certain Credit Agreement dated as of September 15, 1998 (as amended or modified, the "CREDIT Agreement"); and

         WHEREAS, the Borrower has requested that certain changes be made to the negative covenants, maximum adjusted debt and minimum tangible net worth under the Credit Agreement, among other things; and

         WHEREAS, the Agent and the Lenders have agreed to such modifications, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the undersigned parties agree as follows:

         Section 1. DEFINED TERMS. All capitalized terms used in this Amendment but not defined in this Amendment shall have the meanings set forth in the Credit Agreement.

         Section 2. CREDIT AGREEMENT AMENDMENT.

         SECTION 9.8. Section 9.8 of the Credit Agreement is hereby modified and amended to delete such Section 9.8 in its entirety, and insert in lieu thereof the following:

                  "9.8 LOANS, ADVANCES AND INVESTMENTS. Except as permitted by
                  SECTION 9.9 or SECTION 9.11, Borrower may not and may not permit any Company to make any loan, advance, extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person; provided, however, that Borrower or a Company may make an advance to, investment in or purchase from another Person if
                  (1) (a) such action results in the acquisition of such Person by Borrower or such Company, (b) such action results in the Borrower's direct or indirect ownership of new stores, (c) the Person being acquired is in a line of business which is substantially the same as or complimentary to the Borrower's principal line of business, and (d) immediately after giving effect to such acquisition, the Companies shall be in compliance with all covenants under ARTICLE 10 and shall not be in Default or Potential Default under this Agreement, or
                  (2) such action is used to provide financial assistance to third parties that may be purchasing or subleasing certain facilities owned or leased by Borrower and the cumulative principal amount of such financing is not greater than $1,625,000 (provided that such third party loans shall be assigned to Lenders and shall not exceed a term of three [3] years); provided, further, that if any acquisition is in excess of an aggregate cost to the Borrower or such Company of more than $5,000,000, the Borrower shall provide to the Lenders evidence of compliance with all covenants in this Agreement prior to the consummation of such acquisition, or
                  (3) such action is for investments in Cash Equivalents."

         Section 3. FINANCIAL COVENANTS. Section 10 of the Credit Agreement is hereby modified and amended to delete the first table of such Section 10 in its entirety, and insert in lieu thereof the following:


                                                 Maximum                       Minimum
                                         Adjusted Debt/EBITDAR                EBITDAR less                Minimum Tangible
                                                                           CAPEX to Interest                 Net Worth
                                                                          Expense plus Rental
                                                                                Payments
              At 12/31/98               Not greater than 5.30 to 1.0     Not less than .85 to 1.0      $70,000,000 at 12/31/98
        At 3/31/99 thru 09/30/99        Not greater than 5.30 to 1.0     Not less than .85 to 1.0      $63,700,000 at 3/31/99
              At 12/31/99               Not greater than 4.70 to 1.0     Not less than .85 to 1.0      $63,700,000 at 9/30/99
        At 3/31/00 thru 12/31/00        Not greater than 4.25 to 1.0     Not less than 1.30 to 1.0     $73,700,000 at 3/31/00
        At 3/31/01 thru 12/31/01        Not greater than 3.85 to 1.0     Not less than 1.50 to 1.0     $86,300,000 at 3/31/01
        At 3/31/02 and thereafter       Not greater than 3.55 to 1.0     Not less than 1.70 to 1.0     $103,700,000 at 3/31/02

         Section 4. WAIVER. By their execution of this Amendment, the Lenders hereby agree to waive any prior default resulting from the calculation of the financial covenants contained in Section 10 of the Credit Agreement and Borrower's noncompliance with any condition, agreement, covenant or representation set forth in Section 9.8, to the extent no default would have occurred or be continuing after giving effect to this Amendment.

         Section 5. CONDITIONS. This Amendment shall not be effective unless and until:

         (a) The Agent has received counterparts of this Amendment and such related documentation as any Lender or its counsel shall determine in their reasonable discretion, in form and substance satisfactory to the Agent, duly executed and delivered by the Borrower, the Lenders, and the Agent, as applicable;

         (b) The Agent has received payment for the account of the Lenders of any amounts then due under the Credit Agreement;

         (c) The Agent has received a certificate from the Borrower dated as of the Effective Date stating that (i) all representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, each of the other Loan Papers, and this Amendment are true and correct in all material respects; and (ii) no Default has occurred and is continuing;

         (d) The Agent has received certified resolutions of the Borrower approving this Amendment and the other documents executed in connection herewith;

         (e) The Agent has received a certificate of the Borrower certifying as of the Effective Date, the names and true signatures of persons authorized to sign this Amendment on behalf of the Borrower; and

         (f) The Borrower agrees to pay each Lender a modification fee equal to 6.25 basis points times the outstanding commitment of such Lender.

         Section 6. EFFECT.

         (a) Except as otherwise expressly modified hereby, all terms and provisions of the Loan Papers are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms. In the event of any inconsistency between the terms of the Credit Agreement as hereby modified and any other Loan Paper, the terms of the Credit Agreement, as amended hereby, shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Credit Agreement as amended hereby. All references in any Loan Paper to the Credit Agreement shall henceforth be deemed to refer to the Credit Agreement as amended hereby.

         (b) Notwithstanding anything to the contrary contained herein or implied hereby or in any other Loan Paper or in any other action or conduct undertaken by the Borrower, the Agent or any Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lenders' consent to modify the terms and provisions of the Loan Papers in the manner set forth herein. Accordingly, no express or implied consents to any further modifications of the Loan Papers, whether any such modifications involve any of the matters contained in this Amendment or otherwise, shall be inferred or implied from the Lenders' execution of this Amendment unless evidenced by an express written agreement executed by the Lenders and the Agent. Further, the Lenders' and the Agent's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loan Papers shall require the express written approval of the Lenders and the Agent as provided in the Credit Agreement, no such approval (either express or implied) having been given as of the date hereof.

         Section 7. DEFENSES. The Borrower, by its execution hereof, hereby declares that it knows of no set-offs, counterclaims, defenses or other causes of action against the Agent or the Lenders arising out of the Loan Papers or otherwise.

         Section 8. LOAN PAPER. This Amendment is one of the "LOAN PAPERS" described in the Credit Agreement and, as such, is subject to the provisions of
Article 14 of the Credit Agreement.

         Section 9. FURTHER ASSURANCES. The parties hereto shall execute such other documents, to be filed of record or otherwise, and the Borrower shall take such actions, as may be necessary or as may be reasonably required in the opinion of the Agent, to effect the transactions contemplated hereby.

         Section 10. REPRESENTATIONS AND WARRANTIES.

         (a) The Borrower hereby represents and warrants to the Lenders that (i) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment and to effect the transactions contemplated hereby, all of which have been duly authorized and approved by all necessary corporate action and for which no consent of any other person is required, and agrees to furnish the Agent with evidence of such authorization and approval upon request; and (ii) no event has occurred since the effective date of the Credit Agreement which, individually or in the aggregate, could cause a Material Adverse Event to occur, and (iii) the liens of the Security Documents are valid and subsisting and continue to secure the obligations under the Loan Papers.

         (b) The Borrower hereby reaffirms each of the representations, warranties, covenants and agreements contained in the Loan Papers with the same force and effect as if each were separately stated herein and made as of the date hereof, except to the extent such representations or warranties relate solely to an earlier date.

         Section 11. FEES AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent (including, without limitation, reasonable legal fees and expenses) incurred in connection with the preparation, negotiation and execution of this Amendment and the other documents executed in connection herewith and to effect the transactions contemplated hereby.

         Section 12. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 13. BINDING EFFECT. This Amendment shall become effective when it shall have been executed by the Borrower and the Agent, and when the Agent shall have, as to each Lender, either received a counterpart hereof executed by such Lender or been notified by such Lender that such Lender has executed it and it thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent, and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or delegate its duties under this Amendment or any interest in the Credit Agreement without the prior written consent of each Lender.

         Section 14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         EXECUTED as of the Effective Date.

                        BORROWER:
                        ---------
                        MONRO MUFFLER BRAKE, INC., a New York corporation

                        By:

                              Catherine D'Amico, Senior Vice President and
                           Chief Financial Officer

                        AGENT:
                        ------
                        THE CHASE MANHATTAN BANK

                        By:

                           Philip M. Hendrix, Vice President

                       LENDERS:
                       --------
                       THE CHASE MANHATTAN BANK

                       By:

                       Philip M. Hendrix, Vice President

                       FLEET BANK

                       By:
                       Name:
                       Title:

                       MANUFACTURERS AND TRADERS TRUST COMPANY

                       By:
                       Name:
                       Title:

                       KEYBANK, NA

                       By:
                       Name:
                       Title:

                       HSBC BANK USA F/K/A MARINE MIDLAND BANK

                       By:
                       Name:
                       Title:

                       STATE STREET BANK & TRUST, CO.

                       By:
                       Name:
                       Title:

                       NATIONAL CITY BANK

                       By:
                       Name:
                       Title:

                       USTRUST

                       By:
                       Name:
                       Title:

                                   EXHIBIT "A"
                                   -----------

                                  SCHEDULE 9.8
                               SUBJECT PROPERTIES

                   FIRST AMENDMENT AND MODIFICATION AGREEMENT
                   ------------------------------------------
                              OF RESIDUAL GUARANTY
                              --------------------

                   FIRST AMENDMENT AND MODIFICATION AGREEMENT

                              OF RESIDUAL GUARANTY

         THIS FIRST AMENDMENT AND MODIFICATION AGREEMENT OF RESIDUAL GUARANTY, (this "AMENDMENT") effective as of May 31, 1999 (the "EFFECTIVE DATE"), amends and modifies the RESIDUAL GUARANTY dated as of September 15, 1998 (the "GUARANTY") from MONRO MUFFLER BRAKE, INC., a New York corporation (the "GUARANTOR") in favor of the lenders who are party to that certain Credit Agreement dated effective as of September 15, 1998, by and among Brazos Automotive Properties, L.P., a Delaware limited partnership, as the borrower (the "BORROWER"), the several banks party thereto from time to time (the "LENDERS"), and The Chase Manhattan Bank, as Agent for the Lenders (the "AGENT").

         WHEREAS, the Guarantor has requested that certain changes be made to the negative covenants, maximum adjusted debt and minimum tangible net worth provisions contained in the Guaranty, among other things; and

         WHEREAS, the Lenders have agreed to such modifications, subject to the terms and conditions hereof.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree to amend and modify the Guaranty as follows:

         Section 1. DEFINED TERMS. All capitalized terms used in this Amendment, but not defined in this Amendment, shall have the meanings set forth in the Guaranty.

         Section 2.  AMENDMENTS TO GUARANTY.

         (a) Amendment to Section 8(f). Section 8(f) of the Guaranty is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "f.      LOANS, ADVANCES AND INVESTMENTS. Except as permitted by
                  SECTION 8G. or SECTION 8I., Guarantor may not and may not permit any Company to make any loan, advance, extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person; provided, however, that any Company may make an advance to, investment in or purchase from another Person if (1) (a) such action results in the acquisition of such Person by such Company (b) such action results in the Guarantor's direct or indirect ownership of new stores, (c) the Person being acquired is in a line of business which is substantially the same as or complimentary to the Guarantor's principal line of business, and (d) immediately after giving effect to such acquisition, the Company shall be in compliance with all covenants under SECTION 9 and shall not be in Default or Potential Default under this Guaranty, or (2) such action is used to provide financial assistance to third parties that may be purchasing or subleasing certain facilities owned or leased by Guarantor and the cumulative principal amount of such financing is not greater than $1,625,000 (provided that such third party loans shall be assigned to Lenders and shall not exceed a term of three [3] years); provided, further, that if any acquisition is in excess of an aggregate cost to the Guarantor or such Company of more than $5,000,000, the Guarantor shall provide to the Lenders evidence of compliance with all covenants in this Guaranty prior to the consummation of such acquisition, or (3) such action is for investments in Cash Equivalents."

         (b) Amendment to Section 9. Section 9 of the Guaranty is hereby modified and amended to delete the first table of such Section 9 in its entirety, and insert in lieu thereof the following table:

                                               Maximum                  Minimum
                                     Adjusted Debt/EBITDAR             EBITDAR less               Minimum Tangible
                                                                    CAPEX to Interest                 Net Worth
                                                                   Expense plus Rental
                                                                        Payments
              At 12/31/98         Not greater than 5.30 to 1.0   Not less than .85 to 1.0     $70,000,000 at 12/31/98

        At 3/31/99 thru 09/30/99  Not greater than 5.30 to 1.0   Not less than .85 to 1.0     $63,700,000 at 3/31/99

              At 12/31/99         Not greater than 4.70 to 1.0   Not less than .85 to 1.0     $63,700,000 at 9/30/99

        At 3/31/00 thru 12/31/00  Not greater than 4.25 to 1.0   Not less than 1.30 to        $73,700,000 at 3/31/00

        At 3/31/01 thru 12/31/01  Not greater than 3.85 to 1.0   Not less than 1.50 to 1.0    $86,300,000 at 3/31/01

        At 3/31/02 and thereafter Not greater than 3.55 to 1.0   Not less than 1.70 to 1.0    $103,700,000 at 3/31/02


          Section 3. WAIVER. By their execution of this Amendment, the Lenders hereby agree to waive any prior default resulting from the calculation of the financial covenants contained in Section 9 of the Guaranty and Guarantor's noncompliance with any condition, agreement, covenant or representation set forth in Section 8(f), to the extent no default would have occurred or be continuing after giving effect to this Amendment.

         Section 4. CONDITIONS. This Amendment shall not be effective unless and until:

         (a) The Agent has received counterparts of this Amendment and such related documentation as any Lender or its counsel shall determine in their reasonable discretion, in form and substance satisfactory to the Agent, duly executed and delivered by the Guarantor, the Agent and the Lenders, as applicable;

         (b) The Agent has received payment for the account of the Lenders of any amounts then due under the Guaranty;

         (c) The Agent has received a certificate from the Guarantor dated as of the Effective Date stating that (i) all representations and warranties of the Guarantor set forth in the Guaranty, as amended hereby, each of the other Credit Documents, and this Amendment are true and correct in all material respects; and
(ii) no Default has occurred and is continuing;

         (d) The Agent has received certified resolutions of the Guarantor approving this Amendment and the other documents executed in connection herewith; and

         (e) The Agent has received a certificate of the Guarantor certifying as of the Effective Date, the names and true signatures of persons authorized to sign this Amendment on behalf of the Guarantor.

         Section 5. EFFECT.

         (a) Except as otherwise expressly modified hereby, all terms and provisions of the Guaranty are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms. In the event of any inconsistency between the terms of the Guaranty, as hereby modified and any other Credit Documents, the terms of the Guaranty, as amended hereby, shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Guaranty as amended hereby. All references in any Credit Documents to the Guaranty shall henceforth be deemed to refer to the Guaranty as amended hereby.

         (b) Notwithstanding anything to the contrary contained herein or implied hereby or in any other Credit Documents or in any other action or conduct undertaken by the Guarantor, the Lenders or the Agent on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lenders' consent to modify the terms and provisions of the Credit Documents in the manner set forth herein. Accordingly, no express or implied consents to any further modifications of the Credit Documents, whether any such modifications involve any of the matters contained in this Amendment or otherwise, shall be inferred or implied from the Lenders' execution of this Amendment unless evidenced by an express written agreement executed by the Agent and the Lenders.

         Section 6. DEFENSES. The Guarantor, by its execution hereof, hereby declares that it knows of no set-offs, counterclaims, defenses or other causes of action against the Agent or the Lenders arising out of the Credit Documents or otherwise.

         Section 7. CREDIT DOCUMENT. This Amendment is one of the "CREDIT DOCUMENTS" described in the Guaranty and, as such, is subject to any provisions of the Guaranty which govern the Credit Documents.

         Section 8. FURTHER ASSURANCES. The parties hereto shall execute such other documents, to be filed of record or otherwise, and the Guarantor shall take such actions, as may be necessary or as may be reasonably required in the opinion of the Agent, to effect the transactions contemplated hereby.

         Section 9. REAFFIRMATION. Except as modified or amended herein, all terms and provisions of the Guaranty not altered by this Amendment remain in full force and effect.

         Section 10. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that it possesses all requisite power and authority to execute, deliver, and comply with the terms of this Amendment and to effect the transactions contemplated hereby, all of which have been duly authorized and approved by all necessary corporate action and for which no consent of any other person is required except as set out in the Guaranty.

         Section 11. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts by the different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

         Section 12. BINDING EFFECT. This Amendment shall become effective when it shall have been executed by the parties required by the Guaranty, or their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed to be effective as of the Effective Date.

                         GUARANTOR
                         ---------

                         MONRO MUFFLER BRAKE, INC.,
                         a New York corporation

                         By:

                           Catherine D'Amico,
                           Senior Vice President and
                           Chief Financial Officer

                         AGENT:
                         ------
                         THE CHASE MANHATTAN BANK

                         By:

                            Philip M. Hendrix, Vice President

                         BANKS:
                         ------
                         THE CHASE MANHATTAN BANK

                         By:
                            Philip M. Hendrix, Vice President

                        FLEET BANK

                        By:
                        Name:
                        Title:

                        MANUFACTURERS AND TRADERS TRUST COMPANY

                        By:
                        Name:
                        Title:

                        KEYBANK, NA

                        By:
                        Name:
                        Title:

                        MARINE MIDLAND BANK

                        By:
                        Name:
                        Title:

                        STATE STREET BANK & TRUST CO.

                        By:
                        Name:
                        Title:

                        NATIONAL CITY BANK

                        By:
                        Name:
                        Title:

                        USTRUST

                        By:
                        Name:
                        Title:

                   FIRST AMENDMENT AND MODIFICATION AGREEMENT
                   ------------------------------------------
                                  OF GUARANTY
                                  -----------

         This First Amendment and Modification Agreement of Guaranty , (this "AMENDMENT") effective as of May 31, 1999 (the "EFFECTIVE DATE"), amends and modifies the GUARANTY dated as of September 15, 1998 (the "Guaranty") from MONRO MUFFLER BRAKE, INC., a New York corporation (the "GUARANTOR") in favor of BRAZOS AUTOMOTIVE PROPERTIES, L.P., a Delaware limited partnership (the "LESSOR"), which leases properties acquired by Lessor to Monro Leasing, LLC, a Delaware limited liability company (the "LESSEE").

         WHEREAS, the Guarantor has requested that certain changes be made to the negative covenants, maximum adjusted debt and minimum tangible net worth provisions contained in the Guaranty, among other things; and

         WHEREAS, the Lessor has agreed to such modifications, subject to the terms and conditions hereof.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree to amend and modify the Guaranty as follows:

         Section 1. DEFINED TERMS. All capitalized terms used in this Amendment, but not defined in this Amendment, shall have the meanings set forth in the Guaranty.

         Section 2. AMENDMENTS TO GUARANTY.

         (a) Amendment to Section 8(f). Section 8(f) of the Guaranty is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "f. LOANS, ADVANCES AND INVESTMENTS. Except as permitted by
                  SECTION 8G. or SECTION 8I., Guarantor may not and may not permit any Lessee to make any loan, advance, extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person; provided, however, that Guarantor or a Lessee may make an advance to, investment in or purchase from another Person if
                  (1) (a) such action results in the acquisition of such Person by Guarantor (b) such action results in the Guarantor's direct or indirect ownership of new stores, (c) the Person being acquired is in a line of business which is substantially the same as or complimentary to the Guarantor's principal line of business, and (d) immediately after giving effect to such acquisition, the Guarantor shall be in compliance with all covenants under SECTION 9 and shall not be in Default or Potential Default under this Guaranty, or (2) such action is used to provide financial assistance to third parties that may be purchasing or subleasing certain facilities owned or leased by Guarantor and the cumulative principal amount of such financing is not greater than $1,625,000 (provided that such third party loans shall be assigned to Lessor and shall not exceed a term of three [3] years); provided, further, that if any acquisition is in excess of an aggregate cost to the Guarantor of more than $5,000,000, the Guarantor shall provide to the Lessor evidence of compliance with all covenants in this Guaranty prior to the consummation of such acquisition, or (3) such action is for investments in Cash Equivalents."

         (b) Amendment to Section 9. Section 9 of the Guaranty is hereby modified and amended to delete the first table of such Section 9 in its entirety, and insert in lieu thereof the following table:

                                                  Maximum                         Minimum
                                           Adjusted Debt/EBITDAR                 EBITDAR less               Minimum Tangible
                                                                              CAPEX to Interest                 Net Worth
                                                                             Expense plus Rental
                                                                                   Payments
              At 12/31/98               Not greater than 5.30 to 1.0       Not less than .85 to 1.0      $70,000,000 at 12/31/99
        At 3/31/99 thru 09/30/99        Not greater than 5.30 to 1.0       Not less than .85 to 1.0      $63,700,000 at 3/31/99
              At 12/31/99               Not greater than 4.70 to 1.0       Not less than .85 to 1.0      $63,700,000 at 9/30/99
        At 3/31/00 thru 12/31/00        Not greater than 4.25 to 1.0       Not less than 1.30 to 1.0     $73,700,000 at 3/31/00
        At 3/31/01 thru 12/31/01        Not greater than 3.85 to 1.0       Not less than 1.50 to 1.0     $86,300,000 at 3/31/01
        At 3/31/02 and thereafter       Not greater than 3.55 to 1.0       Not less than 1.70 to 1.0     $103,700,000 at 3/31/02


          Section 3. WAIVER. By its execution of this Amendment, the Lessor hereby agrees to waive any prior default resulting from the calculation of the financial covenants contained in Section 9 of the Guaranty and Guarantor's noncompliance with any condition, agreement, covenant or representation set forth in Section 8(f), to the extent no default would have occurred or be continuing after giving effect to this Amendment.

         Section 4. CONDITIONS. This Amendment shall not be effective unless and until:

         (a) The Lessor has received counterparts of this Amendment and such related documentation as Lessor or its counsel shall determine in its reasonable discretion, in form and substance satisfactory to the Lessor, duly executed and delivered by the Guarantor and the Lessor, as applicable;

         (b) The Lessor has received payment of any amounts then due under the Guaranty;

         (c) The Lessor has received a certificate from the Guarantor dated as of the Effective Date stating that (i) all representations and warranties of the Guarantor set forth in the Guaranty, as amended hereby, each of the other Lease Documents and this Amendment are true and correct in all material respects; and
(ii) no Default has occurred and is continuing;

         (d) The Lessor has received certified resolutions of the Guarantor approving this Amendment and the other documents executed in connection herewith; and

         (e) The Lessor has received a certificate of the Guarantor certifying as of the Effective Date, the names and true signatures of persons authorized to sign this Amendment on behalf of the Guarantor.

         Section 5. EFFECT.

         (a) Except as otherwise expressly modified hereby, all terms and provisions of the Guaranty are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms. In the event of any inconsistency between the terms of the Guaranty, as hereby modified and any other Lease Documents, the terms of the Guaranty, as amended hereby, shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Guaranty as amended hereby. All references in any Lease Documents to the Guaranty shall henceforth be deemed to refer to the Guaranty as amended hereby.

         (b) Notwithstanding anything to the contrary contained herein or implied hereby or in any other Lease Documents or in any other action or conduct undertaken by the Guarantor, the Lessor or any Lessee on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lessor's consent to modify the terms and provisions of the Lease Documents in the manner set forth herein. Accordingly, no express or implied consents to any further modifications of the Lease Documents, whether any such modifications involve any of the matters contained in this Amendment or otherwise, shall be inferred or implied from the Lessor's execution of this Amendment unless evidenced by an express written agreement executed by the Lessor.

         Section 6. DEFENSES. The Guarantor, by its execution hereof, hereby declares that it knows of no set-offs, counterclaims, defenses or other causes of action against the Lessor or the Lessee arising out of the Lease Documents or otherwise.

         Section 7. LEASE DOCUMENT. This Amendment is one of the "LEASE DOCUMENTS" described in the Guaranty and, as such, is subject to any provisions of the Guaranty which govern the Lease Documents.

         Section 8. FURTHER ASSURANCES. The parties hereto shall execute such other documents, to be filed of record or otherwise, and the Guarantor shall take such actions, as may be necessary or as may be reasonably required in the opinion of the Lessor, to effect the transactions contemplated hereby.

         Section 9. REAFFIRMATION. Except as modified or amended herein, all terms and provisions of the Guaranty not altered by this Amendment remain in full force and effect.

         Section 10. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that it possesses all requisite power and authority to execute, deliver, and comply with the terms of this Amendment and to effect the transactions contemplated hereby, all of which have been duly authorized and approved by all necessary corporate action and for which no consent of any other person is required except as set out in the Guaranty.

         Section 11. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts by the different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

         Section 12. BINDING EFFECT. This Amendment shall become effective when it shall have been executed by the parties required by the Guaranty, or their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed to be effective as of the Effective Date.

                         GUARANTOR
                         ---------
                         MONRO MUFFLER BRAKE, INC.,
                         a New York corporation

                         By:

                            Catherine D'Amico,
                            Senior Vice President and Chief Financial Officer

                         LESSOR
                         ------
                         BRAZOS AUTOMOTIVE PROPERTIES, L.P.,
                         a Delaware limited partnership

                         By:

                         BRAZOS AUTOMOTIVE PROPERTIES MANAGEMENT, INC.,
                           a Delaware corporation, its General Partner

                         By:
                            Gregory C. Greene, President

         The undersigned Banks join in this Amendment to indicate their consent to this Amendment, pursuant to Section 4.4 of the Consent and Agreement dated as of September 15, 1998.

                         AGENT:
                         ------
                         THE CHASE MANHATTAN BANK

                         By:
                            Philip M. Hendrix, Vice President

                         BANKS:
                         ------
                         THE CHASE MANHATTAN BANK

                         By:
                            Philip M. Hendrix, Vice President

                         FLEET BANK

                         By:
                         Name:
                         Title:

                         MANUFACTURERS AND TRADERS TRUST COMPANY

                         By:
                         Name:
                         Title:

                         KEYBANK, NA

                         By:
                         Name:
                         Title:

                         MARINE MIDLAND BANK

                         By:
                         Name:
                         Title:

                         STATE STREET BANK & TRUST CO.

                         By:
                         Name:
                         Title:

                         NATIONAL CITY BANK

                         By:
                         Name:
                         Title:

                         USTRUST

                         By:
                         Name:
                         Title: